UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2024

CHUBB LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value CHF 0.50 per share	CB	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 0.30% Senior Notes due 2024	CB/24A	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 0.875% Senior Notes due 2027	CB/27	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 1.55% Senior Notes due 2028	CB/28	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 0.875% Senior Notes due 2029	CB/29A	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 1.40% Senior Notes due 2031	CB/31	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 2.50% Senior Notes due 2038	CB/38A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2024, Chubb Limited (“Company” or “Chubb”) appointed George Ohsiek as Chief Accounting Officer, effective September 4, 2024. In this role, he will serve as the Company’s principal accounting officer.

Annmarie Hagan, the Company’s current Chief Accounting Officer and principal accounting officer, has been named Chief Financial Officer of Operations & Technology and Transformation, effective September 4, 2024. In her new role, Ms. Hagan will be responsible for all financial planning and analysis activities for Chubb’s technology and operations organizations. Ms. Hagan has served as Chief Accounting Officer of Chubb since May 2020.

Mr. Ohsiek, age 50, has more than 25 years of accounting and finance experience. He currently serves as Chief Auditor of Chubb, a position he has held since July 2019. Prior to serving as Chief Auditor, he held various corporate finance positions at the Company, including Senior Vice President of Global Accounting Policy and Group Controller. Prior to joining the Company in 2008, Mr. Ohsiek served at the U.S. Securities and Exchange Commission and KPMG. He holds a Bachelor of Science degree in Accounting from The State University of New York College at Geneseo.

Item 7.01 Regulation FD Disclosure

On August 12, 2024, the Company issued a press release announcing the appointment of Mr. Ohsiek as Vice President, Chubb Group and Chief Accounting Officer and Ms. Hagan’s appointment as Chief Financial Officer of Operations & Technology and Transformation. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release, Dated August 12, 2024, announcing the appointment of George Ohsiek as Chief Accounting Officer and the appointment of Annmarie Hagan as Chief Financial Officer of Operations & Technology and Transformation
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHUBB LIMITED

By:	/s/ Peter C. Enns
Peter C. Enns
Executive Vice President and
Chief Financial Officer

DATE: August 12, 2024